EXHIBIT 99.1

This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based upon management's belief and assumptions made by, and information currently available to, management. Our actual results could differ materially from the results anticipated in these forward-looking statements as a result of numerous factors including factors identified from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors. 5 Forward Looking statements Copyright(c) 2007 Commerce Energy, Inc. All Rights Reserved The Commerce Energy Logo and Clear Choice Clean Energy Logo is a trademark of Commerce Energy Inc. The Green-e logo is a registered trademark of Center for Resource Solutions

7 Charted Course for growth Building a Sustainable Foundation! Year in Review Key Challenges Meeting the Challenges Improved Financial Results Sales & Marketing Highlights Course Charted for Growth

Significant Stock Price Appreciation Customer Growth Consistent Earnings Financial Strength Investor Awareness Increased Shareholder Value Building a sustainable foundation 9

Organic customer growth driven by superior customer pricing options and enhanced customer service Energy prices are volatile! Fixed price value proposition Promoted through various sales channels Information technology critical to market growth Competitive lead on competitors Fast to market; ownership of customers Strategic wholesale supply partners Inorganic Acquisition of customers through M&A Leverage existing infrastructure & market footprint Immediate impact on profitability Focused Strategy 11 Building a sustainable foundation

13 Charted Course for growth Building a Sustainable Foundation! Year in Review Key Challenges Meeting the Challenges Improved Financial Results Sales & Marketing Highlights Course charted for Growth

Over 50,000 Customer Adds in last two quarters 1st Quarters of Organic Growth! Chart in thousands Year in Review declining customer base 8 Key Challenges 2/01/05 7/31/05 1/31/06 10/31/06 7/31/06 4/30/06 10/31/05 4/30/05 PECO Load Shed

Record Cooling Usage Jun-Aug Record Low Usage 1st half Jan '06 Record Summer Heat and Hurricanes Together with Record Early Winter Trends Have Created Unprecedented Volatility Hurricane Rita Hurricane Katrina $15.78 on 12/13 $6.12 on 5/26 $6.50 on 3/1 $4.20 on 9/27 Record Natural Gas Storage Levels $8.21 on 7/31 Source: NYMEX Gas Pricing Year in Review record high energy prices 17 Key Challenges

ACN notifies Commerce of intent to terminate Sales Agency Agreement ACN delivers letter of demand for arbitration claiming exorbitant damages Year in Review ACN contract termination Commerce filed claim for arbitration and has asserted claims for recovery from ACN Original and exorbitant letter demand by ACN now replaced with arbitration claim without specific damages Commerce intends to aggressively defend this action and pursue counterclaims Timeline for resolution: Fiscal 2008 19 Key Challenges

Declining Customer Base 21 The Key Challenges Record High Energy Prices ACN Contract Termination $4.1M Net Loss in Q2 2006 Year in Review

Earnings Rebound Three consecutive quarters of net income - $2.0M 23 Meeting the Challenges A Year of FIRSTS! Oct. '05 - Quarterly Investor Earnings Conference Call April '06 - First Quarter of Organic Customer Growth June '06 - Credit Facility for Managing Volatile Energy Prices July '06 - Full Year for Current Senior Management Team Oct. '06 -Earnings & Customer Growth Guidance Year in Review Strong Customer Growth Foundation 161,000 Customers at October 31, 2006 Marketing Awareness & Growth Market Focus Sales Channel Developments Technology Investments

25 Charted Course for growth Building a Sustainable Foundation! Year in Review Key Challenges Meeting the Challenges Improved Financial Results Sales & Marketing Highlights Course charted for Growth

$3.9M Improvement Net Loss Significantly Narrowed to $2.2M Fiscal 2006 Significant items: 2006 $2.7M Mark-to-Market Loss in 2Q '06 $1.2M Higher Sales & Marketing $4.6M Lower General & Administrative Costs (prior year severance) 2005 $7.2M Gain on Sale of Electricity Supply $2.0M Gain on Sale of Summit Energy 29 $(2,239) $(6,114) $ in thousands

Gross Profit ^ $0.6M $28,791 $28,182 Net Revenues ^ $6.8M $253,853 $247,080 ($ in thousands) 2006 Fiscal

Sales & Marketing ^ $1.2M $5,231 $4,081 G & A ^ $4.6M $ in thousands $31,504 $26,939 Fiscal 2006 33

$220 $384 ($ in thousands) Net Income $0.2M 75% Gross Profit Up 22% 3rd Consecutive Quarter of Positive Earnings Strong Customer Growth 31,000 Customer Adds 52,000 Customer Adds in last two quarters 35 Fiscal 2007 - 1st quarter

$70,507 $64,368 Net Revenues ^ $6.1M 10% $10,056 $8,240 Gross Profit ^ $1.8M 22% ($ in thousands) Fiscal 2007 - 1st quarter

Sales & Marketing ^ $1.5M 220% $2,235 $698 G & A ^ $0.2M 3% $7,849 $7,609 ($ in thousands) Fiscal 2007 - 1st quarter 39

July 31, 2005 July 31, 2006 October 31, 2006 Cash and cash equivalents. . . . . $ 33,344 $ 22,941 $ 8,086 Working capital . . . . . . . . . . . . . . $ 36,719 $ 32,253 $ 25,649 Current ratio* . . . . . . . . . . . . . . . 2.1:1.0 2.0:1.0 1.8:1.0 Restricted cash . . . . . . . . . . . . . $ 8,222 $ 17,117 $ 16,755 Short-term borrowings . . . . . . . $ - $ - $ - Primary Cash flow uses: FY '05 FY '06 Q1 '07 Property and equipment . . . . . . . $ 1,025 $ 4,714 $ 1,529 HESCO purchase . . . . . . . . . . . . $ - $ - $ 4,218 * Current assets to current liabilities ($ in thousands) Cash and liquidity 21

43 Charted Course for growth Building a Sustainable Foundation! Year in Review Key Challenges Meeting the Challenges Improved Financial Results Sales & Marketing Highlights Course Charted for Growth

47 Brand positioning Differentiated Delivering value to the customer through Product Leadership: Relevant Executable

49 Brand positioning Differentiated Delivering value to the customer through Product Leadership: Relevant Executable Brand Promise We pursue innovations that help our customers simplify the process of purchasing, using and managing energy in ways that improve their lives, productivity, and the environment.

51 Delivering the brand promise Innovative energy plans Online web enhancements Energy saving products and services Eco-friendly products and services

53 Service plans Clean Energy Service Plans ELECTRICITY Clear Choice 100 % Wind (1-year Fixed Rate) Clear Choice 50% Wind (1-year Fixed Rate) Traditional Service Plans ELECTRICITY Smart Choice Electric (1-tear Fixed Rate) Smart Choice Electric Plus (2-year Fixed Rate) Smart Choice Electric Variable Smart Choice Gas (1-year Fixed Rate) Smart Choice Gas Plus (2-year Fixed Rate) GAS Smart Choice Gas Variable

55 Clear Choice Launched January 23, 2007!

Energy Store & energy conservation Use compact fluorescent bulbs Replace 3 frequently used light bulbs with compact fluorescent bulbs. Save 300 lbs. of carbon dioxide and $60 per year 57 Check your water heater Keep you water heater thermostat no higher than 120°F. Save 550 lbs of carbon dioxide and $30 per year Adjust your thermostat Move your thermostat down two degrees in winter and up two degrees in the summer. Save 2000 lbs of carbon dioxide and $98 per year www.CommerceEnergy.com HVAC partnerships to drive down energy usage

December 2005: 25 Employees December 2006: 44 Employees 59 Sales & marketing Growth of Sales & Marketing Team Marketing Support Web Site Enroll Online Drive Customers to Call Center Advertising Print Radio Billboards Direct Mail Door Hangers Public Relations Commercial & Industrial Direct, Energy-Savvy Sales Force Relationship Marketing Consultants Brokers Referral Business Mass Markets Telemarketing Outbound Sales Inbound Call Center ABCD Agents Brokers Consultants Door-to-Door Solicitations Affinity Program Alliance with Non-profit Organizations

Expected contribution from mass market channels 61 Customer acquisition

63 Internet as a key channel Established convenient and cost- effective public presence Combined corporate informational and enrollment sites Upgraded overall navigation and content Improved sales funnel www.CommerceEnergy.com Internet will serve as the core service platform for customers Future Vision

Currently serving in excess of 161,000 accounts States: 11; Markets: 26 Gas: 14 Power: 12 65 California New Jersey Michigan Pennsylvania POWER ONLY DECEMBER 2004 California Georgia Ohio New Jersey New York Maryland Michigan Pennsylvania Texas POWER and/or GAS DECEMBER 2005 Market Expansion continues California Florida Georgia Ohio Nevada New Jersey New York Maryland Michigan Pennsylvania Texas DECEMBER 2006 POWER and/or GAS

Current Gas & Electricity Electricity Gas Licensed 67 footprint

* Residential and Small Business ? ? ? ? ? ? ? ? 69 Key growth markets ?

NATURAL GAS ELECTRICITY $150 Billion in 2006 Sales* $300 Billion in 2006 Sales* *DEO/EIA Annual Energy Outlook 2/2006 TOTAL: $450 Billion in 2006 Sales* 71 Significant market opportunity

KEMA, Brown's Directory & Internal Estimates April 2006 73 TEXAS Customers: Revenue: Gross Margin: 5.6 m $12.7 b $1.4 b OHIO Customers: Revenue: Gross Margin: 3.2 m $3.8 b $390 m MARYLAND Customers: Revenue: Gross Margin: 1.2 m $3.5 b $380 m TOTAL: Customers: Revenue: Gross Margin: 10 m $20 b $2+ b Mass market growth

Payout Gross Margin* Cost to Acquire* (in Months)* Small Business $170 - $320 $100 - $250 4 - 12 Residential $60 - $220 $20 - $125 4 - 12 Gross Margin varies between commodities and is dependent on location in the U.S. Cost to Acquire varies between our channels Payout is largely dependent on the time of year the customer is acquired *Estimated average amounts 75 Customer Acquisition mass market economics

New Dallas office opened Texas is a high priority growth market Texans are among the highest power users in the country Market is maturing Open since 2001; consumers are becoming more educated in understanding deregulation Advertising and marketing activities are improving brand awareness 12/1/2005 12/1/2006 Customer Growth 7150 37208 December 2006 December 2005 CUSTOMER GROWTH - POWER 7,150 37,208 77 Texas markets

Ohio is considered one of the most successful gas programs in the country Customer annual usage is attractive due to high, wintertime energy demands Market is very mature Open since 1997 Switch rates are high; consumer acceptance is very high Volatile gas prices have made fixed-rate service plans popular 12/1/2005 12/1/2006 Customer Growth 13162 27182 December 2006 December 2005 CUSTOMER GROWTH - GAS 13,162 27,182 79 Ohio markets

81 BG&E's regulated rate caps were lifted in July of 2006 Customers exposed to "real" cost of power (72% rate increase) Immature market Consumer awareness and understanding are low Early adaptors are switching Current service plans are positioned as a discount to the utility rate 12/1/2005 12/1/2006 Customer Growth 0 9258 December 2006 December 2005 CUSTOMER GROWTH - POWER 0 9,258 Maryland markets

Currently serving more than 32,000 customers in these markets Majority are on monthly variable-rate service plans; rates fluctuate with wholesale cost Market conditions and the regulatory environment make customer growth difficult We are positioned to move quickly as opportunities present themselves Michigan New Jersey Pennsylvania Georgia 83 Steady-state markets

85 Offers significant growth opportunities Serving more than 54,000 customers Working with lobbying groups to reopen electricity market Signatory on petition recently submitted to Public Utilities Commission by the Alliance for Retail Energy Markets Optimistic of success in opening markets Proposition 80 soundly defeated by voters Would have re-regulated electricity market, ending competition Governor Arnold Schwarzenegger is promoting cleaner energy Deregulated suppliers are more nimble and can offer "green" energy products more quickly than utilities California markets

New York Operationally prepared to enter retail power markets Looking at opportunities to expand retail gas markets Continue to explore acquisition opportunities 87 Market expansion ARES certificate has been granted Watching market developments behind ComEd Illinois

Houston Energy Services Company (HESCO) Closed September 2006 Approximately 300 commercial and industrial natural gas customer accounts Estimated to triple natural gas sales volumes Anticipating annual natural gas revenues of nearly $100 million ^ accretive fiscal 2007 Pursuing other acquisitions Special focus on key growth markets 89 Customers via acquisition

Year End '06 Q1 '07 07 Forecast data 7.5 6.6 18.4 91 ORIGINATION: Expected gross profit from termed contracts with new customers Fiscal Year '06 Q1 '07 Sales Origination & backlog $7.5 M $6.6 M $18.4 M 20 15 10 5 Year End '06 10/31/2006 07 Forecast Data 7.4 13.4 17.8 HESCO Est 1.8 1 BACKLOG: Unrealized gross profit from termed contracts associated with new customers and renewals 7/31/06 10/31/06 7/31/07 Estimate $7.4 M $13.4 M $17.8 M 20 15 10 5 1.8 M HESCO 11.6 M Fiscal Year '07 Estimate 1.0 M HESCO 16.8 M

Strong customer growth in key markets 93 Continued Focus Summary Targeted Sales & Marketing programs Product Innovation

97 Charted Course for growth Building a Sustainable Foundation! Year in Review Key Challenges Meeting the Challenges Improved Financial Results Sales & Marketing Highlights Course Charted for Growth

Sustained Growth at commerce energy 99 Phase 1 Phase 2 Phase 3

Market share / customer growth Electric: Texas / Maryland Natural Gas: Ohio Commercial & Industrial Other Markets: As Opportunities Develop Continue focus on operational synergies Infrastructure: Continuous improvement Enhance strategic supply relationships New office ^ Dallas, Texas Profitable Growth! 2007 key objectives 101

2005 Actual 2006 Actual 2007 Estimate Note: Earnings and Customer Guidance as initially forecasted October, 2006 Customers: 140,000 137,000 208,000 $(0.20) $(0.07) $600,000 to $2.1M, or EPS of $0.02 - $0.07 2007 Annual Earnings & customer guidance 103